INVESTMENT IN ASSOCIATE (Tables)	12 Months Ended
Dec. 31, 2021
Interests In Other Entities [Abstract]
Disclosure of associates

INV Metals[1]
Balance, January 1, 2020	$10.0
Currency translation adjustment	0.6
Share of net earnings (loss), net of income taxes	(1.6)
Balance, December 31, 2020	9.0
Purchase of additional shares of associate[2]	1.7
Currency translation adjustment	(0.7)
Share of net loss, net of income taxes	(0.6)
Sale of investment	(9.4)
Balance, December 31, 2021	$—
1.Latest publicly available information for INV Metals.
2.Associate relates to INV Metals. The Company's ownership interest in INV Metals as at December 31, 2021 was 0% (December 31, 2020 - 35.5%). On January 28, 2021, the Company participated in a private placement and acquired an additional 4.8 million common shares of INV Metals at a price of CAD$0.45 per share for an aggregate amount of $1.7 million (CAD$2.2 million) to maintain a 35.5% ownership interest.